UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  January 26, 2006
Forrester Research, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-21433	04-2797789

(State or other juris- diction of incorporation	(Commission on File Number)	(IRS Employer Identification No.)

400 Technology Square, Cambridge, MA	02139

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 613-6000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(c) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Ex-99.1 Letter dated January 31, 2006

Item 4.02(c)     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     A copy of a letter from BDO Seidman, LLP, the registrant’s independent registered public accounting firm, as required by Item 4.02(c), is attached to this Report as Exhibit 99.1.
Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Letter dated January 31, 2006 from BDO Seidman, LLP addressed to the Securities and Exchange Commission.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2006	FORRESTER RESEARCH, INC.
	By:	/s/ Warren Hadley
Warren Hadley
Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

Exhibit Index

Exhibit 99.1	Letter dated January 31, 2006 from BDO Seidman, LLP addressed to the Securities and Exchange Commission.